                                                                    EXHIBIT 1.1


                              BARNETT AUTO TRUST 1997-A

                  $109,300,000 5.6544%% CLASS A-1 ASSET BACKED NOTES

                   $155,000,000 5.92% CLASS A-2 ASSET BACKED NOTES

                   $170,000,000 6.03% CLASS A-3 ASSET BACKED NOTES

                    $90,000,000 6.18% CLASS A-4 ASSET BACKED NOTES

                    $41,696,000 6.26% CLASS A-5 ASSET BACKED NOTES

                     $36,128,240 6.38% CLASS B ASSET BACKED NOTES

                            Barnett Auto Receivables Corp.
                                     (DEPOSITOR)

                                UNDERWRITING AGREEMENT

                                  September 18, 1997

Salomon Brothers Inc,
as Representative of the Several
  Underwriters (the "Representative")
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

1. Introductory. Barnett Auto Receivables Corp., Inc. (the "Depositor") has previously filed a registration statement with the Securities and Exchange Commission relating to the issuance and sale from time to time of up to $750,000,000 of asset backed notes and/or asset backed certificates. The Depositor proposes to cause BARNETT AUTO TRUST 1997-A (the "Trust") to issue and sell to the Underwriters $109,300,000 principal amount of its 5.6544% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $155,000,000 principal amount of its 5.92% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), $170,000,000 principal amount of its 6.03% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), $90,000,000 principal amount of its 6.18% Class A-4 Asset Backed Notes (the "Class A-4 Notes") and $41,696,000 principal amount of its 6.26% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, the "Class A Notes") and $36,128,240 principal amount of its Class B 6.38% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes, the "Notes"). The Trust will also issue Asset Backed Certificates (the "Certificates" and together with the Notes, the "Securities") which will be retained by the Depositor. The assets of the Trust will include, among other things, a pool of motor vehicle retail installment sale contracts and other motor vehicle installment chattel paper (the "Receivables") secured by new and used automobiles (including passenger cars, minivans, sport/utility vehicles and light trucks) financed thereby (the "Financed Vehicles"), and certain monies received thereunder on or after September 1, 1997 (the "Cutoff Date"), and the other property and the proceeds thereof to be conveyed to the Trust pursuant to the Sale and Servicing Agreement to be dated as of September 1, 1997 (the "Sale and Servicing Agreement") among Barnett Auto Trust 1997-A (the "Trust"), the Depositor and Barnett Dealer Financial Services, Inc. ("BDFS"), as servicer (the "Servicer") and as sponsor (the "Sponsor"). Pursuant to the Sale and Servicing Agreement, the Depositor will sell the Receivables to the Trust and the Servicer will service the Receivables on behalf of the Trust. In addition, pursuant to the Sale and Servicing Agreement, the Servicer will agree to perform certain administrative tasks on behalf of the Trust imposed on the Trust under the Indenture. The Notes will be issued pursuant to the Indenture to be dated as of September 1, 1997 (as amended and supplemented from time to time, the "Indenture"), between the Trust and U.S. Bank National Association (the "Trustee"). The Sponsor will cause the Depositor to form the Trust pursuant to a Trust Agreement (the "Trust Agreement") to be dated as of September 1, 1997, between the Depositor and The Bank of New York, as owner trustee (the "Owner Trustee"). The Certificates, each representing a fractional undivided interest in the Trust, will be issued pursuant to the Trust Agreement.

         The Receivables were originated or acquired by certain wholly-owned direct and indirect subsidiaries of Barnett Bank, N.A. (each, a "Contributor"). Each Contributor will contribute the Receivables owned by it to the Depositor pursuant to the terms of the Loan Contribution Agreement (the "Loan Contribution Agreement") dated as of September 1, 1997 among the Depositor, the Sponsor and the Contributors.

         Capitalized terms used and not otherwise defined herein shall have the meanings given them in the preliminary prospectus or, if not defined therein, as defined in the Sale and Servicing Agreement. As used herein, the term "Basic Documents" refers to the Sale and Servicing Agreement, Indenture, Trust Agreement, Loan Contribution Agreement and Note Depository Agreement.

2.  Representations and Warranties of the Depositor and the Sponsor.   Each of
the Depositor and the Sponsor jointly and severally represents and warrants to and agrees with the Underwriters that:

    (a) A registration statement on Form S-3 (No. 333-26675), including a prospectus, relating to the Notes has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. Such registration statement, as amended as of the date of the Agreement is hereinafter referred to as the "Registration Statement," and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Notes as first filed with the Commission after the date of this Agreement pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933, as amended (the "Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus;" a

"preliminary prospectus" means any form of prospectus, including any prospectus supplement, relating to the Notes used prior to date of this Agreement that is subject to completion.

    (b) On the effective date of the registration statement relating to the Notes, such registration statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement the Registration Statement and the preliminary prospectus conform, and at the time of the filing of the Prospectus in accordance with Rule 424(b), the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from such documents based upon (i) written information furnished to the Depositor by the Representative specifically for use therein, it being understood that the only such information consists of the Underwriters' Information (as defined in Section 7(i)) or (ii) the Derived Information (as defined in Section 7 below) contained in the Current Report (as defined in Section 5(a) below) or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

    (c) The Notes are "asset backed securities" within the meaning of, and satisfy the requirements for use of, Form S-3 under the Act.

    (d) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

    (e) Each of the Depositor, BDFS and each Contributor is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation, is duly qualified to transact business as a foreign corporation in each jurisdiction in which it is required to be so qualified and has all necessary licenses, permits and consents to conduct its business as presently conducted and as described in the Prospectus and to perform its obligations under the Basic Documents.

    (f) This Agreement has been duly authorized, executed and delivered by the Depositor and BDFS and constitutes a valid and binding agreement of each of the Depositor and the Sponsor, enforceable against the Depositor and BDFS in accordance with its terms, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, (y) to general principles of equity (regardless of and whether the enforcement of such remedies is considered in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

    (g) None of the Depositor, BDFS or any of the Contributors is in breach or violation of any credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation or ordinance or any governmental body having jurisdiction over it, which breach or violation would have a material and adverse effect on its ability to perform its obligations under this Agreement or any of the Basic Documents, in each case, to which it is a party.

    (h) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Depositor, BDFS, any Contributor or any affiliate thereof or the Underwriters, any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

    (i) Neither BDFS or the Depositor has entered into, nor will it enter into, any contractual arrangement with respect to the distribution of the Notes except for this Underwriting Agreement

    (j) The Trust is not an "investment company" and is not required to be registered as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

    (k) As of the Closing Date (as defined below), the representations and warranties of BDFS, the Depositor and each of the Contributors, in each of its capacities under each of the Basic Documents, to which it is a party will be true and correct in all material respects and each such representation and warranty is so incorporated herein by this reference.

    (l) The Depositor has filed the preliminary prospectus supplement relating to the Notes pursuant to and in accordance with Rule 424(b).

    (m) On or before the Closing Date, the Basic Documents will have been duly authorized, executed and delivered by each of the parties thereto.

    (n) The Certificates, when duly and validly executed by the Owner Trustee, authenticated and delivered in accordance with the Trust Agreement, and delivered to and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

    (o) The Trust's assignment of the Collateral to the Trustee pursuant to the Indenture will vest in the Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no other outstanding Lien.

    (p) The Notes, when duly and validly executed by the Trustee, authenticated and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto will be enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

    (q) Neither the execution, delivery or performance of any of the Basic Documents by the Depositor, BDFS or any of the Contributors, nor the issuance, sale and delivery of the Notes or Certificates, nor the fulfillment of the terms of the Notes or Certificates, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the organizational documents of the Depositor, BDFS or any of the Contributors, any material indenture or other material agreement or instrument to which the Depositor, BDFS or any of the Contributors is a party or by which any of them or their properties is bound or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Depositor, BDFS or any of the Contributors of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Depositor, BDFS or any of the Contributors, or will result in the creation of any lien upon any material property or assets of the Depositor, BDFS or any of the Contributors (other than pursuant to the Basic Documents).

    (r) There are no legal or governmental proceedings pending to which the Depositor, BDFS or any Contributor is a party or of which any of its properties is the subject, which if determined adversely to the Depositor, BDFS or any Contributor would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of any of them; and to the best of the Depositor's or BDFS's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

    (s) No consent, license, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance of the Notes and Certificates or sale of the Notes or the consummation of the other transactions contemplated by this Agreement or the Basic Documents, except such as have been duly made or obtained.

    (t) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders' equity or results of operations of the Depositor, BDFS or any Contributor or the Depositor's, BDFS's or any Contributor's ability to perform its obligations under this Agreement or any of the Basic Documents to which it is a party.

    (u) Any taxes, fees and other governmental charges due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Agreement, the Basic Documents and the Securities have been or will have been paid at or prior to the Closing Date.

    (v) The Receivables transferred by the Contributors other than BDFS are chattel paper as defined in the Uniform Commercial Code as in effect in the State of New York. The Receivables transferred by BDFS to the Depositor are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Florida. The Receivables transferred by the

Depositor to the Trust are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Nevada.

    (w) Under generally accepted accounting principles, each Contributor will report its transfer of the Receivables transferred by it to the Depositor pursuant to the Loan Contribution Agreement as a contribution of the Receivables (and the Depositor will cause each Contributor to report as a contribution its transfer of the Receivables to the Depositor), and the Depositor will report its transfer of the Receivables to the Trustee pursuant to the Sale and Servicing Agreement as a sale of the Receivables for financial accounting purposes.

    (x) Immediately prior to the transfer thereof to the Depositor pursuant to the Loan Contribution Agreement, the Contributors are the sole owners of all right, title and interest in, and have good and marketable title to the Receivables and the other property to be transferred to the Depositor. The Contributors, pursuant to the Loan Contribution Agreement, are transferring to the Depositor ownership of the Receivables, the security interest in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing, and, immediately prior to the transfer thereof to the Trust, the Depositor will be the sole owner of all right, title and interest in, and will have good and marketable title to, the Receivables and the other property to be transferred by it to the Trust. The assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Sale and Servicing Agreement, vests in the Trust all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances.

    (y) Immediately prior to the transfer of the Receivables to the Depositor, the Contributors' interest in the Receivables and the proceeds thereof shall be perfected upon the filing of UCC-1 financing statements (the "Financing Statements") in the offices specified in Schedule I and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from the Contributors to the Depositor is a sale, the interest of the Depositor in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of New York. If a court concludes that such transfer is not a sale, the Sale and Servicing Agreement and the transactions contemplated thereby constitute a grant by the Contributors to the Depositor of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of New York. No filing or other action, other than the filing of the Financing Statements in the office of the Secretary of State of the State of New York referred to above, is necessary to perfect and maintain the interest or the security interest of the Depositor in the Receivables and the proceeds thereof against third parties.

    (z) Immediately prior to the transfer of the Receivables to the Trust, the Depositor's interest in the Receivables and the proceeds thereof shall be perfected upon the filing of the Financing Statements and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from the Depositor to the Trust is a sale, the interest of the Trust in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of Nevada. If a court concludes that such transfer is not a sale, the Sale and Servicing Agreement and the transactions contemplated thereby constitute a grant by the Depositor to the Trust of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of Nevada. No filing or other action, other than the filing of the Financing Statements in the office of the Secretary of State of the State of Nevada referred to above, is necessary to perfect and maintain the interest or the security interest of the Trust in the Receivables and the proceeds thereof against third parties.

    (aa) As of the Closing Date, each of the respective representations and warranties of the Depositor, BDFS, and each of the Contributors set forth in the Basic Documents will be true and correct, and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

    (bb) In connection with the offering of the Notes in the State of Florida, the Depositor hereby certifies that it has complied with all provisions of
Section 5.17.075 of the Florida Securities and Investor Protection Act.

3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Depositor agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, the principal amount of each class of Notes set forth opposite the name of such Underwriter on Schedule II hereto at a purchase price equal to "Price %" as specified on Schedule III hereto.

         The Depositor will deliver the Notes to the Representative for the account of the Underwriters, against payment of the purchase price to or upon the order of the Depositor by wire transfer or check in Federal (same day) Funds, at the office of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, at 10:00 a.m., New York time on September 25, 1997, or at such other time not later than seven full business days thereafter as the Representative and the Depositor determine, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under the limited circumstances specified in the Basic Documents.

4. Offering by Underwriters. It is understood that, after the Registration Statement becomes effective, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus.

5. Covenants of the Depositor and the Sponsor. Each of the Depositor and the Sponsor covenants and agrees with the Underwriters that:

    (a) The Depositor will file the Prospectus, properly completed, with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by the Representative, subparagraph (5)) of Rule 424(b) no later than the second business day following the earlier of the date of determination of the offering price or the date it is first used. The Depositor and the Sponsor will advise the Representative promptly of any such filing pursuant to Rule 424(b). Subject to the Underwriters compliance with its obligations set forth in Section 7(h) hereof, the Depositor shall file with the Commission a current report on Form 8-K (the "Current Report") including any Derived Information (as defined herein) provided to it by the Representative pursuant to Section 7(h) hereof (i) no later than the date that the Prospectus Supplement is filed with respect to "computational materials" and "structural terms sheets" (as such terms are interpreted in the No-Action letters addressed to Kidder, Peabody Acceptance Corporation I, et al. and the Public Securities Association dated May 20, 1994 and February 17, 1995, respectively (collectively, the "PSA Letters")) or (ii) no later than two days following their date of first use with respect to "collateral term sheets" (as such term is interpreted in the PSA Letters).

    (b) The Depositor and the Sponsor will advise the Representative promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative, which consent shall not be unreasonably withheld or delayed; and the Depositor and the Sponsor will advise the Representative promptly of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

    (c) If, at any time when a prospectus relating to the Notes is required to be delivered by an Underwriter or dealer either (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Depositor and the Sponsor promptly will notify the Representative of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission. Neither the Representative's consent to, nor the Underwriters distribution of any amendment or supplement to the Prospectus shall constitute a waiver of any of the conditions set forth in
Section 6 hereof.

    (d) The Depositor and the Sponsor will furnish to the Underwriters copies of any preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

    (e) The Sponsor will take all actions which are reasonably necessary to arrange for the qualification of the Notes for offering and sale under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required under such laws for the distribution of the Notes; provided, however, that in no event shall the Depositor be obligated to qualify as a foreign corporation or to execute a general or unlimited consent to service of process in any such jurisdiction.

    (f) The Depositor and the Sponsor shall furnish or make available to the Representative or its counsel such additional documents and information regarding the Depositor and their respective affairs as the Representative may from time to time reasonably request, including any and all documentation reasonably requested in connection with its due diligence efforts regarding information in the Registration Statement and the Prospectus and in order to evidence the accuracy or completeness of any of the conditions contained in this Underwriting Agreement; and all actions taken by the Depositor to authorize the sale of the Notes shall be reasonably satisfactory in form and substance to the Representative.

    (g) The Depositor and the Sponsor shall, at all times upon request of the Representative or its advisors, or both, from the date hereof through the Closing Date, (i) make available to the Underwriters or their advisors, or both, prior to acceptance of its purchase, such information (in addition to that contained in the Registration Statement and the Prospectus) concerning the offering, the Depositor and any other relevant matters as they possess or can acquire without unreasonable effort or expense and (ii) provide the Underwriters or their advisors, or both, prior to acceptance of its subscription, the opportunity to ask questions of, and receive answers from, the Depositor and the Sponsor with respect to such matters.

    (h) The Depositor and the Sponsor will cause the Trust to make generally available to Noteholders, as soon as practicable, but no later than sixteen months after the date hereof, an earnings statement of the Trust covering a period of at least twelve consecutive months beginning after the later of (i) the effective date of the registration statement relating to the Notes and (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and, in each case, satisfying the provisions of Section 11(a) of the Act (including Rule 158 promulgated thereunder).

    (i) For a period from the date of this Agreement until the retirement of the Notes, or until such time as the Underwriters shall cease to maintain a secondary market in the Notes, whichever occurs first, the Depositor will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Basic Documents, as soon as such statements and reports are furnished to the Trustee.

    (j) So long as any of the Notes are outstanding, the Depositor will furnish to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Noteholders or filed with the Commission on behalf of the Trust pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Depositor or BDFS as the Representative may reasonably request only insofar as such information reasonably relates to the Registration Statement or the Prospectus or the transactions contemplated by the Basic Documents.

    (k) On or before the Closing Date, the Depositor and the Sponsor shall cause the computer records of the Depositor, BDFS and each of the Contributors relating to the Receivables to show the absolute ownership by the Owner Trustee on behalf of the Trust of the Receivables, and from and after the Closing Date none of the Depositor, BDFS or any of the Contributors shall not take any action inconsistent with the ownership by the Owner Trustee on behalf of the Trust of such Receivables, other than as permitted by the Sale and Servicing Agreement.

    (l) To the extent, if any, that any of the ratings provided with respect to the Notes by the rating agency or agencies that initially rate any of the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Depositor or the Sponsor on or prior to the Closing Date none of the Depositor and the Sponsor shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Representative at the time it is delivered to the rating agencies.

    (m) The Sponsor will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and the Prospectus), (ii) the preparation, issuance and delivery of the Notes to the Representative, (iii) the fees and disbursements of the Sponsor's, the Depositor's and BDFS's counsel (including without limitation, local counsel in the State of Nevada) and accountants, (iv) the qualification of the Notes under state securities laws, including filing fees and the fees and disbursements of counsel for the Representative in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and the Prospectus and each amendment thereto, (vi) any fees charged by rating agencies for the rating of the Notes, (vii) the fees and expenses of the Trustee and its counsel, (viii) the fees and expenses of the Owner Trustee and its counsel and
(ix) the fees and expenses of Richards, Layton & Finger.

6. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Notes will be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties on the part of the Depositor and the Sponsor herein, to the accuracy of the written statements of officers of the Depositor and the Sponsor made pursuant to the provisions of this Section, to the performance by the Depositor and the Sponsor of its obligations hereunder and to the following additional conditions precedent:

    (a) The Representative shall have received a letter, dated the date hereof, of Arthur Andersen & Co., confirming that such accountants are independent public accountants within the meaning of the Act and the Rules and Regulations, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance reasonably satisfactory to the Representative and counsel for the Representative
(i) regarding certain numerical information contained in the Prospectus and (ii) relating to certain agreed-upon procedures.

    (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Depositor or the Sponsor, shall be contemplated by the Commission.

    (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the Receivables or particularly the business or properties of the Trust, the Depositor or BDFS which, in the reasonable judgment of a majority in interest of the Underwriters (including the Representative), materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of any debt securities of Barnett Banks, Inc. by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York or American Stock Exchanges, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of Barnett Banks, Inc. on any exchange, the NASDAQ National Market or in the over-the-counter market; (v) any banking moratorium declared by Federal, New York or Florida authorities; or (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters (including the Representative), the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes.

    (d) On the Closing Date, each of the Basic Documents and the Securities shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Owner Trustee shall have received a fully executed copy thereof or, with respect to the Notes, a conformed copy thereof. The Basic Documents and the Securities shall be substantially in the forms heretofore provided to the Representative.

    (e) The Representative shall have received an opinion of Stroock & Stroock & Lavan LLP, special counsel to the Depositor, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

         (i) The Registration Statement became effective under the Act as of September 9, 1997 and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

         (ii) The Depositor is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

        (iii) Neither the Trust Agreement nor the Indenture need be qualified under the Trust Indenture Act and the Trust is not required to register under the Investment Company Act.

         (iv) The Receivables conveyed by the Centrex Contributors to the Depositor are chattel paper as defined in the Uniform Commercial Code as in effect in the State of New York.

         (v) The statements in the Prospectus under the headings "Summary of Terms -- Federal Income Tax Consequences," "Federal Income Tax Consequences," "Summary of Terms -- ERISA Considerations," and "ERISA Considerations," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and accurately describe the material consequences to holders of the Notes under the Code and ERISA.

         (vi) When the Notes have been executed, authenticated and delivered in accordance with the Indenture and paid for pursuant to this Agreement, the Notes will be validly issued and outstanding and enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

        (vii) Assuming that this Agreement and the Basic Documents have been duly authorized, executed and delivered by BDFS, the Contributors and the Depositor, as the case may be, this Agreement and the Basic Documents to which each is a party are the legal, valid and binding obligation of, BDFS, the Contributors and the Depositor, enforceable against BDFS, the Contributors and the Depositor in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

        (viii) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Rules and Regulations, except as to the financial statements and other financial and statistical data included therein, to which such counsel need not express any opinion.

         (ix) The Registration Statement relating to the Notes as of its effective date and the Prospectus as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations. Such counsel need express no opinion with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

         (x) Such counsel shall state that they have participated in the preparation of the Registration Statement and the Prospectus, and that no facts have come to their attention which cause them to believe that the Registration Statement relating to the Notes as of its effective date, and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

         Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

    (f)  The Representative shall have received the opinion of Stroock &
Stroock & Lavan LLP, special counsel to the Trust, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters, regarding the creation, attachment and perfection of a first priority security interest in the Receivables and the property held in the Reserve Account in favor of the Trustee on behalf of the Noteholders. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York. To the extent any portion of such opinion is governed by the laws of the State of Delaware, such opinion will be given by Richards, Layton & Finger. To the extent any portion of such opinion is governed by the laws of the State of Illinois, such opinion will be given by Dorsey & Whitney LLP.

    (g) The Representative shall have received the opinion of in-house counsel to the Contributors other than BDFS (the "Centrex Contributors"), or such other counsel acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

         (i) Each of the Centrex Contributors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

         (ii) The Loan Contribution Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, each Centrex Contributor, enforceable against such Centrex Contributor in accordance with its terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

         (iii) Neither the transfer of certain of the Receivables by the Centrex Contributors to the Depositor or the Depositor to the Trustee on behalf of the Trust, nor the assignment by the Depositor of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Trustee pursuant to the Indenture, nor the execution, delivery and performance by the each of the Centrex Contributors of the Basic Documents to which it is a party, nor the consummation by the Depositor of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of any Centrex Contributor, pursuant to the terms of the certificate of incorporation or the by-laws of any Centrex Contributor or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over such Centrex Contributor or its properties, or any agreement or instrument known to such counsel after due investigation to which such Centrex Contributor is a party or by which such Centrex Contributor or any of its properties is bound.

         (iv) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary in connection with the execution, delivery and performance of this Agreement and each of the Basic Documents to which it is a party by any Centrex Contributor.

         (v) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending to which any Centrex Contributor is a party or of which any property of any Centrex Contributor is the subject, and no such proceedings are known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of the Loan Contribution Agreement or (ii) that could materially adversely affect the ability of any Centrex Contributor to perform its obligations under any of the Basic Documents to which it is a party.

         (vi) Each Centrex Contributor has full power and authority to contribute and assign the property to be sold and assigned to the Depositor by it pursuant to the Loan Contribution Agreement and has duly authorized such contribution and assignment to the Depositor by all necessary corporate action.

         (vii) Such counsel is familiar with the Centrex Contributors' standard operating procedures relating to the acquisition of a perfected first priority security interest in the vehicles financed by each of such Centrex Contributors pursuant to retail installment sale contracts in the ordinary course of their business. Assuming that these standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles, each Centrex Contributor has acquired or will acquire a perfected first priority security interests in the Financed Vehicles with respect to which it has originated Receivables sold by it to the Depositor.

         (viii) Immediately prior to the transfer of certain of the Receivables by the Centrex Contributors pursuant to the Loan Contribution Agreement, each Centrex Contributor was the sole owner of all right, title and interest in the Receivables and the other property transferred by it to the Depositor.

         Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

    (h) The Representative shall have received the opinion of Mahoney Adams & Criser, P. A., counsel to BDFS or such other counsel acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

         (i) BDFS has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

         (ii) The Registration Statement became effective under the Act as of September 9, 1997, and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

         (iii) The Sale and Servicing Agreement, the Loan Contribution Agreement and the Underwriting Agreement have been duly authorized, executed and delivered by BDFS.

         (iv) Neither the transfer of certain of the Receivables by the Centrex Contributors to the Depositor or the Depositor to the Trustee on behalf of the Trust, nor the assignment by the Depositor of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Owner Trustee pursuant to the Indenture, nor the execution, delivery and performance by the Depositor, BDFS and each of the Centrex Contributors of this Agreement and the Basic Documents to which it is a party, nor the consummation by the Depositor of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of BDFS, pursuant to the terms of the certificate of incorporation or the by-laws of the BDFS or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over BDFS or the Depositor or their properties, or any agreement or instrument known to me after due investigation to which BDFS or the Depositor is a party or by which BDFS or the Depositor or any of their properties is bound.

         (v) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary in connection with the execution, delivery and performance of this Agreement and each of the Basic Documents to which it is a party by BDFS or the Depositor.

         (vi) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending to which BDFS or the Depositor is a party or of which any property of BDFS or the Depositor is the subject, and no such proceedings are known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of this Agreement or any of the Basic Documents or (ii) that could materially adversely affect the ability of BDFS or the Depositor to perform their obligations under any of the Basic Documents to which either is a party.

         (vii) Such counsel is familiar with BDFS' standard operating procedures relating to the acquisition of a perfected first priority security interest in the vehicles financed by BDFS pursuant to retail installment sale contracts in the ordinary course of their business. Assuming that these standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles, BDFS has acquired or will acquire a perfected first priority security interests in the Financed Vehicles with respect to which it has originated Receivables sold by it to the Depositor.

         (viii) Immediately prior to the transfer of certain of the Receivables by BDFS pursuant to the Sale and Servicing Agreement, BDFS was the sole owner of all right, title and interest in the Receivables and the other property transferred by it to the Depositor.

         (ix) BDFS has all necessary licenses required by law in connection with its performance as Servicer pursuant to the Sale and Servicing Agreement.

         (x) To such counsel's knowledge, there are no material legal or governmental proceedings pending or threatened against BDFS or the Depositor other than those disclosed in the Registration Statement and the Prospectus.

         (xi) To the best of such counsel's knowledge, there are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules or Regulations which have not been so filed.

         (xii) The statements in the Prospectus under the headings "Summary of Terms -- State Tax Consequences" and "State Tax Consequences," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and accurately describe the material consequences to holders of the Notes under the Florida tax code.

         (xiii) The Receivables conveyed by BDFS to the Depositor are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Florida.

         (xiv) If the transfer of Receivables from BDFS to the Depositor is considered a contribution, such contribution will be perfected upon the filing of financing statements with the Secretary of State of the State of Florida and Duval County, Florida. If the transfer of Receivables from BDFS to the Depositor is considered a financing, such financing will create a first priority perfected interest upon the filing of financing statements with the Secretary of State of the State of Florida and Duval County, Florida.

         (xv) Such counsel shall state that they have participated in the preparation of the Registration Statement and the Prospectus, and that no facts have come to their attention which cause them to believe that the information contained under the headings "The Servicer and the Sponsor," "The Portfolio of Motor Vehicle Loans" and "The Depositor" in the Registration Statement relating to the Notes as of its effective date, and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

    (i) The Representative shall have received the opinion of Woodburn and Wedge, Nevada counsel to the Depositor or such other counsel acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

         (i) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property

         (ii) The Sale and Servicing Agreement, the Loan Contribution Agreement, the Trust Agreement and the Underwriting Agreement have been duly authorized, executed and delivered by the Depositor.

         (iii) The Depositor has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Issuer Order to the Trustee.

         (iv) Neither the transfer of certain of the Receivables by the Depositor to the Trustee on behalf of the Trust, nor the assignment by the Depositor of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Owner Trustee pursuant to the Indenture, nor the execution, delivery and performance by the Depositor of the Basic Documents to which it is a party, nor the consummation by the Depositor of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Depositor, pursuant to the terms of the certificate of incorporation or the by-laws of the Depositor or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Depositor or its properties, or any agreement or instrument known to me after due investigation to which the Depositor is a party or by which the Depositor or any of its properties is bound.

         (v) The Receivables conveyed by the Depositor to the Trust are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Nevada.

         (vi) The Depositor has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Certificates.

         (vii) The Depositor has full power and authority to sell and assign the property to be sold and assigned to the Trust by it pursuant to the Sale and Servicing Agreement and has duly authorized such sale and assignment to the Trust by all necessary corporate action.

         (viii) If the transfer of Receivables from the Depositor to the Trust is considered a sale, such sale will be perfected upon the filing of financing statements with the Secretary of State of the State of Nevada. If the transfer of Receivables from the Depositor to the Trust is considered a financing, such financing will create a first priority perfected interest upon the filing of financing statements with the Secretary of State of the State of Nevada.

Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Nevada.

    (j) The Representative shall have received an opinion addressed to it of Stroock & Stroock & Lavan LLP, in its capacity as counsel to the Underwriters, dated the Closing Date, with respect to (i) the consolidation of the assets and liabilities of the Depositor with those of any of the Contributors under the doctrine of substantive consolidation, (ii) the creation of (x) a "true contribution" with respect to the transfer of the Receivables from each of the Contributors to the Depositor and a "true sale" with respect to the transfer of the Receivables from the Depositor to the Trust or (y) with respect to the transfer of the Receivables to the Trust, a valid and binding security interest in the Receivables and (iii) such other related matters as the Representative shall reasonably require and the Depositor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Such opinions shall be limited to the laws of the State of New York and United States federal law.

    (k) The Representative shall have received an opinion of Dorsey & Whitney LLP, counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

         (i) The Trustee has been duly organized as a national banking association and is validly existing as a national banking association in good standing under the laws of the United States of America.

         (ii) The Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of the Indenture.

         (iii) The Indenture has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (iv) The Notes have been duly authenticated by the Trustee in accordance with the terms of the Indenture.

         (v) Assuming a valid security exists in the property held in the Reserve Account in favor of the Trustee, on behalf of the Noteholders, such security interest is perfected.

    (l) The Representative shall have received an opinion of Emmet, Marvin & Martin, counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Representative, to the effect that:

         (i) The Owner Trustee is a banking corporation duly incorporated and organized and validly existing under the laws of the State of New York.

         (ii) The Owner Trustee has the full corporate trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Co-Trustee Agreement, the Indenture and the Sale and Servicing Agreement.

         (iii) The execution and delivery of the Trust Agreement, the Co-Trustee Agreement, the Indenture and the Sale and Servicing Agreement, and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Co-Trustee Agreement, the Sale and Servicing Agreement and the Indenture have been duly authorized by all necessary action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

         (iv) The Trust Agreement and the Co-Trustee Agreement each constitutes the valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms.

         (v) The execution and delivery by the Owner Trustee of the Trust Agreement, the Co-Trustee Agreement, the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

         (vi) Each of the Notes and Certificates has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

         (vii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Co-Trustee Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law of the United States of America or the State of New York governing its banking or trust powers or the charter, by-laws or other organizational documents of the Owner Trustee.

         (viii) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Owner Trustee is required in connection with the execution and delivery by the Owner Trustee of the Trust Agreement, the Co-Trustee Agreement, the Indenture or the Sale and Servicing Agreement.

    (m) The Representative shall have received an opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Representative, to the effect that:

              (i) The Trust Agreement constitutes the valid and binding obligation of the Owner Trustee and the Depositor enforceable against the Owner Trustee and the Depositor in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

              (ii) The Indenture and the Sale and Servicing Agreement constitute the valid and binding obligations of the Trust enforceable against the Trust in accordance with their terms.

              (iii) The Certificate of Trust has been duly filed with the Secretary of State. The Trust has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act. The Trust has the power and authority under the Trust Agreement and the Act to execute and deliver the Indenture and the Sale and Servicing Agreement, to issue the Notes and the Certificates and to pledge the Trust Estate to the Trustee as security for the Notes.

              (iv) Assuming that the Certificates have been duly executed and issued by the Trust and duly authenticated by the Owner Trustee in accordance with the Trust Agreement and delivered to and paid for pursuant to the Initial Purchaser Agreement, the Certificates have been validly issued and are entitled to the benefits of the Trust Agreement.

              (v) To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the "Delaware UCC") is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by the Indenture in the Receivables has been duly created and has attached, upon the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware the Trustee will have a perfected security interest in such Receivables and the proceeds thereof, and such security interest will be prior to any other security interest that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under Section 9-312(4) of the UCC and temporarily perfected security interests in proceeds under
         Section  9-306(3) of the Delaware UCC.

              (vi) No re-filing or other action is necessary under the Delaware UCC in order to maintain the perfection of such security interest except for the filing of continuation statements at five year intervals.

              (vii) Under Section 3805(b) of the Business Trust Act, no creditor of any Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

              (viii) Under Section 3805(c) of the Business Trust Act, and assuming that the Sale and Servicing Agreement conveys good title to the Receivables to the Trust as a true sale and not as a security arrangement, the Trust rather than the Certificateholders is the owner of the Receivables.

              (ix) The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any governmental authority of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State.

              (x) Neither the consummation by the Owner Trustee of the transactions contemplated in the Trust Agreement or, on behalf of the Trust, the transactions contemplated in the Indenture and the Sale and Servicing Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with or result in a breach or violation of any law of the State of Delaware.

         Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Initial Purchaser. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Delaware.

    (n) The Representative shall have received copies of each opinion of counsel delivered to either rating agency, together with a letter addressed to the Underwriters, dated the Closing Date, to the effect that the Underwriters may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

    (o) The Representative shall have received a certificate dated the Closing Date of the Depositor, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Depositor, in which such officer shall state that, to the best of its knowledge after reasonable investigation, (i) the representations and warranties of the Depositor, contained in this Agreement and the Basic Documents to which it is a party are true and correct in all material respects, (ii) that the Depositor, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) since the date of its incorporation, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, BDFS or the Depositor, has occurred.

    (p) The Representative shall have received a certificate dated the Closing Date of the Sponsor, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Sponsor in which such officer shall state that, to the best of its knowledge after reasonable investigation, (i) the representations and warranties of the Sponsor contained in this Agreement, the Loan Contribution Agreement and the Sale and Servicing Agreement are true and correct in all material respects, (ii) that the Sponsor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to Closing Date the and
(iii) since December 31, 1997, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, BDFS or the Depositor, has occurred.

    (q) The Representative shall have received evidence satisfactory to it and counsel for the Underwriters that, on or before the Closing Date, UCC-1 financing statements shall have been submitted to the Owner Trustee or Trustee, as the case may be, for filing in the appropriate filing offices reflecting (1) the transfer of the interest in the Receivables, certain other property and the proceeds thereof (A) from each Contributor to the Depositor and (B) from the Depositor to the Trust, and (2) the grant of the security interest by the Trust in the Receivables, certain other property and the proceeds thereof to the Trustee.

    (r) The Representative shall have received evidence satisfactory to it and counsel for the Underwriters that, on the Closing Date, Barnett Bank, N.A. shall have released the indebtedness assumed by the Depositor pursuant to the Loan Contribution Agreement.

    (s) The Class A Notes shall be rated "AAA" or its equivalent, and the Class B Notes shall be rated at least "A" or its equivalent, in each case by Moody's and S&P and neither corporation shall have placed the Notes under surveillance or review with possible negative implications.

         The Depositor will provide or cause to be provided to the Representative such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative shall reasonably request.

7. Indemnification and Contribution.

    (a) The Depositor and the Sponsor, jointly and severally, agree to indemnify and hold harmless each Underwriter against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof (including but not limited to, any loss, claim, damage or liability (or action relating to purchases and sales of the Notes)), to which such Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Depositor nor the Sponsor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Underwriters' Information or the Derived Information.

    (b) Each Underwriter severally agrees to indemnify and hold harmless the Depositor and the Sponsor against any losses, claims, damages or liabilities to which the Depositor or the Sponsor may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, the Prospectus, or any amendment or supplement thereto or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters' Information, and will reimburse any legal or other expenses reasonably incurred by the Sponsor or the Depositor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

    (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above or (e) below, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under subsection (a) or (b) above or (e) below, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise that under this Section. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, except to the extent provided in the next following paragraph, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

    Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonable satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 7 consist of the Underwriters, or by the Depositor and the Sponsor, if the indemnified parties under this Section 7 consist of the Depositor and the Sponsor.

    Each indemnified party, as a condition of the indemnity agreements contained in Section 7 (a), (b) and (e) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

    (d) Each Underwriter agrees to provide the Depositor with a copy of any Derived Information (as defined in Section 7(h) below) no later than the date preceding the date such Derived Information is required to be filed with the Commission on a Current Report pursuant to the PSA Letters.

    (e) Each Underwriter severally agrees, assuming all Sponsor-Provided Information is accurate and complete in all material respects, to indemnify and hold harmless the Depositor and the Sponsor against any losses, claims, damages or liabilities to which the Depositor or the Sponsor may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse any legal or other expenses reasonably incurred by the Sponsor or the Depositor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

    (f) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless the indemnified party under subsection (a) or (b) above then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor and the Sponsor on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor or the Sponsor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor and the Sponsor on the one hand and the Underwriters on the other shall be deemed to be in such proportion that the Underwriters shall be responsible for that portion represented by the underwriting discounts and commissions received by the Underwriters (the "Spread"); and the Depositor and the Sponsor shall be responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or the Sponsor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Depositor, the Sponsor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (f) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein.

    The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (f). Notwithstanding the provisions of this subsection (f), in no case shall any Underwriter (except (x) with respect to any Derived Information incorporated by reference into the Registration Statement or Prospectus at the request of such Underwriter (i) which had not been approved by the Depositor for use by the Underwriters or (ii) for which the Depositor have not received a letter from Arthur Andersen & Co. in form and substance satisfactory to them and (y) as may be provided in any agreement among the Underwriters relating to the offering of the Notes) be responsible for any amount (not including the fees and expenses of its counsel) in excess of the Spread received by such Underwriter, as set forth on the cover page of the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    (g) The obligations of the Depositor and the Sponsor under this Section shall be in addition to any liability which the Depositor and the Sponsor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act or the Exchange Act. The obligations of the Underwriters shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Depositor, and each of its officers that signed the Registration Statement.

    (h) For purposes of this Section 7, as to each Underwriter the term "Derived Information" means such portion, if any, of the information delivered to the Depositor by such Underwriter pursuant to subsection (d) hereof for filing with the Commission in the Current Report as:

         (i) is not contained in the Prospectus without taking into account information incorporated therein by reference;

         (ii) does not constitute Sponsor-Provided Information (as defined below); and

         (iii) is of the type of information defined as "computational materials," "structural term sheets" or "collateral term sheets" (as such terms are interpreted in the PSA Letters).

"Sponsor-Provided Information" means any computer tape furnished to the Underwriters by the Sponsor concerning the assets comprising the Trust.

    (i) The Underwriters confirm that the information set forth in the last paragraph on the cover page of the Prospectus and in the second paragraph under the caption "Underwriting" in the Prospectus (together, the "Underwriters' Information") is correct, and together with the Derived Information, constitutes the only information furnished in writing to the Depositor by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

              (j) (i) Each Underwriter severally represents and warrants to, and covenants with, the Depositor and the Sponsor that all Derived Information provided to the Depositor pursuant to this Section 7, as of the date such information is so provided and as of the date such information is filed by the Depositor with the Commission will not include any untrue statement of a material fact, when considered in conjunction with the Prospectus, and will not omit to state any material fact necessary, when considered in conjunction with the Prospectus, to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

         (ii) Each Underwriter severally further covenants with the Depositor that if any Derived Information required to be provided to the Depositor pursuant to subsection (d) above is determined to contain any information that is inaccurate or misleading, such Underwriter (whether or not such Derived Information was provided to the Depositor or filed by the Depositor with the Commission) shall promptly prepare and deliver to the Depositor and each prospective investor which received such Derived Information corrected Derived Information. All information provided to the Depositor pursuant to this Section 7(i) shall be provided within the time periods set forth in subsection (d) above.

         (iii) Each Underwriter severally covenants with the Depositor that all Derived Information delivered by it to prospective investors shall contain a legend satisfactory in substance to the Depositor.

    (k) Notwithstanding any other provision herein, each Underwriter severally agrees to pay all costs and expenses of the Depositor incurred in connection with (i) the filing by the Depositor of any Derived Information with the Commission and (ii) any action by the Depositor against such Underwriter to enforce any of its rights set forth in this Section 7, including, without limitation, legal fees and expenses.

8. Default of Underwriter. If any of the Underwriters default in their obligations to purchase Notes hereunder, and the aggregate principal amount of Notes that the defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes, the Underwriters may make arrangements satisfactory to the Depositor for the purchase of such Notes by other persons including the non-defaulting Underwriter, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriter shall be obligated, in proportion to its commitment hereunder, to purchase the Notes that such defaulting Underwriter agreed but failed to purchase. If any of the Underwriters so default and the aggregate principal amount of Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of Notes and arrangements satisfactory to the Underwriters and the Depositor for the purchase of such Notes by other persons are not make within 36 hours after such default, this Agreement will terminate without liability on the part of the Depositor, except as provided in Section 9 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve the Underwriter from liability for its default.

9. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Depositor or its officers and of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Depositor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Depositor shall remain responsible for the expenses to be paid or reimbursed by the Sponsor pursuant to
Section 5(l) and the respective obligations of the Depositor, the Sponsor and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items (iii),
(v) and (vi) of Section 6(c)), the Depositor will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by them in connection with the offering of the Notes.

10. Notices. Any written request, demand, authorization, direction, notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Underwriters or the Representative, when delivered to the Representative at Seven World Trade Center, New York, New York 10048,
Attention: Legal Department (fax # (212) 783-4009), if sent to the Sponsor when delivered to 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256,
Attention: General Counsel (Fax # (904) 987-2770) and if sent to the Depositor when delivered to 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109,
Attention:  General Counsel (Fax # (702) 735-1811).

11. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

14. Representation of Underwriters. The Representative will act for the several Underwriters in connection with the transactions described in this Agreement, and any action taken by Representative under this Agreement will be binding upon all the Underwriters.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Depositor, the Sponsor and the Underwriters in accordance with its terms.

                         Very truly yours,

                         BARNETT AUTO RECEIVABLES CORP.

                         By:__________________________
                            Name:
                            Title:

                         BARNETT DEALER FINANCIAL SERVICES, INC.

                         By:__________________________
                            Name:
                            Title:


The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first written above.

SALOMON BROTHERS INC


By:____________________________
    Name:
    Title:


Acting on behalf of itself and as the
Representative of the Several
Underwriters

                                      SCHEDULE I






                                       OFFICES

                                     SCHEDULE II


                                                             Initial Principal
                                                             Balance of
Underwriter                                                  Class A-1 Notes

Salomon Brothers Inc.............................

Bear, Stearns & Co. Inc..........................

Credit Suisse First Boston Corporation...........

Morgan Stanley & Co. Incorporated................

Total



                                                              Initial Principal
                                                              Balance of
Underwriter                                                   Class A-2 Notes

Salomon Brothers Inc.............................

Bear, Stearns & Co. Inc..........................

Credit Suisse First Boston Corporation...........

Morgan Stanley & Co. Incorporated................

Total



                                                              Initial Principal
                                                              Balance of
Underwriter                                                   Class A-3 Notes

Salomon Brothers Inc..............................

Bear, Stearns & Co. Inc...........................

Credit Suisse First Boston Corporation............

Morgan Stanley & Co. Incorporated.................

Total



                                                              Initial Principal
                                                              Balance of
Underwriter                                                   Class A-4 Notes

Salomon Brothers Inc..............................

Bear, Stearns & Co. Inc...........................

Credit Suisse First Boston Corporation............

Morgan Stanley & Co. Incorporated.................

Total



                                                              Initial Principal
                                                              Balance of
Underwriter                                                   Class A-5 Notes

Salomon Brothers Inc...............................

Bear, Stearns & Co. Inc............................

Credit Suisse First Boston Corporation.............

Morgan Stanley & Co. Incorporated..................

Total



                                                              Initial Principal
                                                              Balance of
Underwriter                                                   Class B Notes

Salomon Brothers Inc................................

                                     SCHEDULE III


                Original
                Principal    Investor   Investor
Security        Balance $     Price %    Price $    Price %   Price $   Rate %
--------        ---------    --------   --------    -------   -------   ------

Class A-1 Notes
Class A-2 Notes
Class A-3 Notes
Class A-4 Notes
Class A-5 Notes
Class B Notes

Total Price to Public:  $
Total Price to Depositor:
Underwriting Discounts
 and Commissions:  $